SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 11, 2003


                           PHSB Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Pennsylvania                0-33419               25-1894708
 ----------------------------     --------------  ----------------------------
 (State or other jurisdiction     (SEC File No.)  (IRS Employer Identification
       of incorporation)                                    Number)


744 Shenango Road, Beaver Falls, Pennsylvania                      15010
---------------------------------------------                      -----
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:          (724) 846-7300
                                                             --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.  Exhibits
-------  --------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated April 11, 2003.

Item 9.  Regulation FD Disclosure
-------  ------------------------

         On April 11, 2003, PHSB Financial Corporation issued a press release to report earnings for the quarter ended March 31, 2003 and to announce a quarterly dividend. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PHSB FINANCIAL CORPORATION




Date:    April 11, 2003                     By:   /s/Richard E. Canonge
                                                  ------------------------------
                                                  Richard E. Canonge
                                                  Chief Financial Officer